ARMOUR RESIDENTIAL REIT, Inc. Company Update 6/12/2020 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates 2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward- looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS.

ARMOUR Overview 3 ARMOUR invests in and manages a leveraged portfolio of mortgage-related assets and U.S. government securities. 1 Stockholders' Equity and Liquidity • Stockholders' Equity at the end of Q1 2020 totaled $786 million, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $133 million. • May 31, 2020 liquidity was $539 million, consisting of $327 million cash and $211 million unlevered securities. 2 Dividend Policy • ARMOUR pays dividends monthly, recently announcing a $0.09 cent/share dividend to be paid in June. • Since inception in November 2009, ARMOUR has paid out $1.6 billion in dividends.(1) 3 Shareholder Alignment • Returned $391 million through share repurchases and return of capital since May 2013. • Senior management has made open market purchases of $4.9 million of stock since 2016. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. 4 Transparency and Governance • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. 5 ARMOUR REIT Manager • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) Includes both common and preferred stock dividends through May 2020. Information as of 05/31/2020

ARMOUR Portfolio Composition 4 Estimated % of Current Value Weighted Average Weighted Average Weighted Average Effective Securities Portfolio (millions) Book Price Market Price Net/Gross Coupon Duration Agency ARMs & Hybrids 0.5% $33.7 102.0% 102.8% 3.40/3.96 1.22 Agency Multifamily Ballooning in 120 Months or Less 18.5% $1,240.7 102.4% 116.8% 3.69/4.59 7.26 Agency Fixed Rates Maturing Between 0 and 180 Months 16.5% $1,105.8 105.2% 105.8% 2.78/3.44 3.59 Agency Fixed Rates Maturing Between 181 and 360 Months 37.0% $2,485.2 106.0% 108.6% 3.84/4.47 2.09 Agency Portfolio 72.5% $4,865.5 104.9% 110.0% 3.55/4.27 3.74 Agency 15Y TBA Long Positions 18.6% $1,245.9 103.7% 103.8% 2.29/ N/A 2.34 Agency 30Y TBA Long Positions 7.7% $518.8 103.7% 103.8% 2.50/ N/A 2.01 Net TBA Positions 26.3% $1,764.6 103.7% 103.8% 2.35/ N/A 2.25 Credit Risk Portfolio 1.2% $83.0 96.2% 77.4% 3.21/3.70 N/A Total Portfolio 100.0% $6,713.1 104.4% 107.7% 3.23/3.96 3.30 • Approximately 90% of ARMOUR's Agency portfolio positions (excluding TBA positions) benefit from favorable prepayment characteristics, including: ◦ 26% have prepayment penalties (Agency Multifamily). ◦ 48% have loan balances less than or equal to 225k. ◦ 17% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. Information as of 05/31/2020. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

ARMOUR Hedging and Financing Composition 5 Interest Rate Swap Breakdown by Months to Maturity Interest Rate Swap Breakdown by Floating Rate Index 2,000 Total Swap Position is $5.3B with a weighted average maturity of 48 ) s n months. o i l l 1,500 i m n i ( 1,000 l a Secured Overnight n n Financing Rate: o i t 500 42.4% o N 0 s s s s s s s s Fed Funds: 57.6% th th th th th th th th n n n n n n n n o o o o o o o o M M M M M M M M 2 4 6 8 0 2 4 0 1 2 3 4 6 7 8 2 - - - - - - - 1 0 3 5 7 9 1 3 - 1 2 3 4 6 7 9 0 1 ARMOUR is currently active with seven swap counterparties. Repurchase Agreements Longest Principal Wtd. Avg. Wtd. Avg. Remaining Borrowed % of Repo Original Remaining Term in 6 Repo Counterparty (millions) Positions Term Days Days BUCKLER Securities LLC (1) $3,171 70% 19 14 47 All Other Counterparties (2) $1,359 30% 31 17 46 Total or Wtd. Avg. $4,530 100% 23 15 (1) Affiliated with ARMOUR. (2) ARMOUR is currently borrowing from 15 repo counterparties. Information as of 05/31/2020. Some totals may not foot due to rounding.

ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") 2 5 2 0 1 5 Tr 1 a 0 i lin g Tw 5 el ve M o 0 n th P o June 2019 rt fo lio July 2019 C P R Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM").Aug uCPRst 2attempts019 to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. September 2019 October 2019 November 2019 December 2019 January 2020 6 February 2020 March 2020 April 2020 May 2020 June 2020

ARMOUR Net Interest Margin 7 Net Interest Margin Analysis 4 3 t n e c r 2 e P 1 0 2 2 2 2 2 2 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 1 1 1 2 0 1 2 3 4 5 6 7 8 9 0 Asset Yield Cost of Funds including Hedges Net Interest Margin

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340